                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 17, 2002
                                  -------------


                   Bear Stearns Asset Backed Securities, Inc
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                 (Exact name of registrant specified in Charter)

 Delaware                  333-56242                           13-3836437
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 (State or other           (Commission)                       (IRS Employer
 jurisdiction of           File Number)                    Identification No.)
 incorporation)


         383 Madison Avenue
         New York, NY                                            10179
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   (Address of principal executive offices)                     Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 272-4095


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 7.  Financial Statements and Exhibits

     Information and Exhibits

         (a) Not Applicable

         (b) Not applicable.

         (c) Exhibit No.     Description
             -----------     -----------
                 25          Form T-1 Statement of Eligibility under the Trust
                             Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25 filed with registration statement number 33- 66026 or Exhibit 25 filed with registration statement number 333-43005).

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BEAR STEARNS ASSET BACKED SECURITIES, INC.

Date: June 17, 2002

                                      By: /s/ JONATHAN LIEBERMAN
                                          -------------------------------
                                          Name:  Jonathan Lieberman
                                          Title: Senior Managing Director

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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25 filed with registration statement number 33- 66026 or Exhibit 25 filed with registration statement number 333-43005).